UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2009

Date of reporting period:  May 31, 2009

Item 1. Reports to Stockholders.

Annual Report

Grubb & Ellis AGA Realty Income Fund
Grubb & Ellis AGA U.S. Realty Fund
Grubb & Ellis AGA International Realty Fund

May 31, 2009

Investment Adviser

Grubb & Ellis Alesco Global Advisors, LLC
400 S. El Camino Real
Suite 1250
San Mateo, CA 94402

Phone: 1-877-40-GRUBB (877-404-7822)

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	8
INVESTMENT HIGHLIGHTS	10
SCHEDULES OF INVESTMENTS	19
STATEMENTS OF ASSETS AND LIABILITIES	26
STATEMENTS OF OPERATIONS	27
STATEMENTS OF CHANGES IN NET ASSETS	28
FINANCIAL HIGHLIGHTS	29
NOTES TO FINANCIAL STATEMENTS	32
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	39
BASIS FOR TRUSTEES' APPROVAL OF AMENDED INVESTMENT ADVISORY AGREEMENT	40
ADDITIONAL INFORMATION	44

Dear Shareholders:

Grubb & Ellis AGA Realty Income Fund – GBEIX

For the period from July 31, 2008 (fund inception) through May 31, 2009 the GBEIX posted a total return of -27.15% compared to the Dow Jones Select Real Estate Securities Index total return of -46.23% and the Merrill Lynch Fixed Rate Preferred Index total return of -22.21% over the same period. The GBEIX benefitted from its concentration in preferred equities, which have outperformed common equities by a substantial margin since the fund’s inception. The fund paid dividends of $0.3639/share during the initial short period.

Looking forward, we expect U.S. commercial real estate fundamentals to be challenging through at least 2010. Real estate fundamentals are a lagging indicator. Though the U.S. economy is forecast to return to growth in the third quarter of 2009, the unemployment rate is projected to remain near 10.0% through 2010. With total nonfarm payrolls having dropped by over six million and counting since the beginning of 2008, this is statistically the worst labor market since the late 1950’s. As has historically been the case, we believe mounting job losses will have a lagging impact on occupancy and rental rate levels for all commercial property types. The full reduction in demand for offices, hotel rooms, and apartments may not be realized for several quarters. Nor will the reduced demand for industrial and retail space among businesses. Landlords of all types will have to make greater concessions to keep their tenants. We believe these factors will drive negative cash flow growth at the property level and negative average earnings growth at the corporate level through 2010 and possibly even 2011.

We believe that excessive leverage may also create near-term headwinds for U.S. real estate companies. Since early March, REITs have raised over $16 billion of common equity to de-lever their balance sheets. With the average REIT debt to EBITDA ratio near an estimated 8.0x and the average debt to market cap ratio near 60%, we believe that the equity spigot should remain open so long as investors are willing. We believe deleveraging should continue to take priority over earnings per share and net asset value per share preservation. According to our estimates, the vast majority of follow-on offerings in recent months have been executed at share prices that are considerably below underlying real estate value.

Though the credit market has improved in recent weeks, we believe they remain far from healthy and we suspect that skittishness among lenders could cause spreads to be volatile. Thanks in large part to the Fed’s multiple programs, lenders are healing but by no means is debt capital abundant. Mortgage defaults reached their highest level in 17 years during the fourth quarter of 2008 and are not expected to peak until 2011. Commercial Mortgage Backed Security defaults will be particularly messy because there is little precedent for handling them. The debt that is available today is expensive and requires more equity from borrowers.

In our view, valuations are fair given declining real estate fundamentals, excessive leverage among REITs, dividend uncertainty, and our expectation that dilutive equity offerings will continue. We do not believe the spread between the average implied cap rate of U.S. REITs (currently between 8.5% and 9.0%) and the current cost of capital (varies meaningfully by property type, maturity, and credit) is particularly attractive. We expect earnings and net asset value dilution to continue as REITs de-lever their balance sheets. Dividends, historically a stable and significant component of REIT total returns, are also being reduced by many companies.

While recent equity offerings by REITs have been dilutive to common equity, they have diminished liquidity and bankruptcy risk and therefore made more senior pieces of the capital structure safer, in our view. We have thus made several new investments in the preferred equity of companies that have successfully executed secondary common stock offerings. Similarly, we have increased our allocation to the preferred equity of companies that have reduced their common dividends thereby increasing cash flow available to service preferred dividends. We occasionally continue to supplement our preferred equity investments with common equity investments when we believe underlying dividends are safe and valuations could drive capital preservation and appreciation.

Grubb & Ellis AGA U.S. Realty Fund – GBEUX

For period from December 31, 2008 (fund inception) through May 31, 2009 the GBEUX posted a total return of 7.60% compared to the Dow Jones Select Real Estate Securities Index total return of -9.81% over the same period. The GBEUX’s outperformance was attributable to a strategic, outsized cash position and also to its investment concentration in companies with relatively defensive strategies and balance sheets.

Looking forward, we expect U.S. commercial real estate fundamentals to be challenging through at least 2010. Real estate fundamentals are a lagging indicator. Though the U.S. economy is forecast to return to growth in the third quarter of 2009, the unemployment rate is projected to remain near 10.0% through 2010. With total nonfarm payrolls having dropped by over six million and counting since the beginning of 2008, this is statistically the worst labor market since the late 1950’s. As has historically been the case, we believe mounting job losses will have a lagging impact on occupancy and rental rate levels for all commercial property types.

The full reduction in demand for offices, hotel rooms, and apartments may not be realized for several quarters. Nor will the reduced demand for industrial and retail space among businesses.

Landlords of all types will have to make greater concessions to keep their tenants. We believe these factors will drive negative cash flow growth at the property level and negative average earnings growth at the corporate level through 2010 and possibly even 2011.

We believe that excessive leverage may also create near-term headwinds for U.S. real estate companies. Since early March, REITs have raised over $16 billion of common equity to de-lever their balance sheets. With the average REIT debt to EBITDA ratio near an estimated 8.0x and the average debt to market cap ratio near 60%, we believe that the equity spigot should remain open so long as investors are willing. We believe deleveraging should continue to take priority over earnings per share and net asset value per share preservation. According to our estimates, the vast majority of follow-on offerings in recent months have been executed at share prices that are considerably below underlying real estate value.

Though the credit market has improved in recent weeks, we believe they remain far from healthy and we suspect that skittishness among lenders could cause spreads to be volatile. Thanks in large part to the Fed’s multiple programs, lenders are healing but by no means is debt capital abundant. Mortgage defaults reached their highest level in 17 years during the fourth quarter of 2008 and are not expected to peak until 2011. Commercial Mortgage Backed Security defaults will be particularly messy because there is little precedent for handling them. The debt that is available today is expensive and requires more equity from borrowers.

In our view, valuations are fair given declining real estate fundamentals, excessive leverage among REITs, dividend uncertainty, and our expectation that dilutive equity offerings will continue. We do not believe the spread between the average implied cap rate of U.S. REITs (currently between 8.5% and 9.0%) and the current cost of capital (varies meaningfully by property type, maturity, and credit) is particularly attractive. We expect earnings and net asset value dilution to continue as REITs de-lever their balance sheets. Dividends, historically a stable and significant component of REIT total returns, are also being reduced by many companies.

In spite of our cautious view towards real estate fundamentals, we believe there is reason for those with longer-term horizons to be investing in REITs. For one, we believe that a select group of REITs with good balance sheets and conservative, defensive operating strategies have the potential to deliver attractive near-term returns. Additionally, while we expect fundamentals to remain challenging in the near-term, our expectation is that they will improve in the longer-term. REIT share prices are forward indicators. Our research indicates that they move 4-6 quarters ahead of underlying fundamentals. From that perspective, we feel the present time represents an attractive long-term entry point.

Grubb & Ellis AGA International Realty Fund – GBEWX

For period from December 31, 2008 (fund inception) through May 31, 2009 the GBEWX posted a total return of 53.90% compared to S&P Developed Ex-US Property Index total return of 14.26% over the same period. The GBEWX’s outperformance was partially driven by from its strategic, outsized cash position through mid-March.  Additionally, the fund benefitted from a regional overweight in Hong Kong and several large, out-of-benchmark investments in Chinese developers.

Global ex-US real estate stocks have risen approximately 70% from their 5+ year lows set on March 9, 2009.  During this rally, many of the best performing securities were those that appeared to possess the most risk just before the rally begun.  These were, generally speaking, highly levered firms with falling asset values and upcoming refinancing risk.  Many of these firms have enjoyed a dramatic recovery as the probability of distress or even bankruptcy declined.  We were underweight this ‘group’ over the last several months which negatively impacted our fund performance.  Going forward, we remain underweight this group.  We believe there are many challenges that remain in the sector and expect opportunistic companies with low leverage and strong balance sheets to be best able to capitalize on current market opportunities.

We like Asia because we expect many Asian economies to recover earlier and more robustly than the U.S. and Europe. We are comforted by early evidence indicating that exports and industrial production are stabilizing in many Asian countries. We believe many Asian countries possess the best medium-term and long-term growth potential. We expect healthy domestic demand in Asia as local consumers and banks have much healthier balance sheets than their counterparts in the U.S. and Europe. Asian countries have much larger fiscal stimulus programs to address current economic weakness.  Many Asian countries including China, Japan, Singapore and South Korea announced stimulus packages that equate to over 4% of ‘09 GDP, compared to 2% for the US and 1% for Europe.  We are already seeing the positive impact of these initiatives.

While we remain positive on Hong Kong, near-term we are cautious on HK developers as a group following very strong recent performance so we have increased exposure to lower beta HK REITs and property investors as well as some China-focused developers. We remain underweight on Australia and the UK due to our concerns that valuations remain expensive given our expectations for very weak local economic performance. We have increased our allocation to firm’s that have recently issued equity as we believe the sector is generally under-capitalized and expect more equity raises in the future.  We like firms that are proactive in fortifying their balance sheet and can now be opportunistic when looking for distressed acquisition opportunities. We have increased our allocation to some several European mall owners due to attractive valuations.

Sincerely,

Jay Paul Leupp
President
Grubb & Ellis Alesco Global Advisors, LLC

Past performance is not a guarantee of future results.

Opinions expressed are those of Grubb & Ellis and are subject to change, are not guaranteed, and should not be considered investment advice.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

Mutual fund investing involves risk, including the potential loss of principal.  Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.  Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of, such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Diversification does not assure a profit or protect against a loss in a declining market.

The Dow Jones Select Real Estate Securities Index (formerly the Dow Jones Wilshire Real Estate Securities Index) measures the performance of publicly traded real estate securities.  The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index that includes perpetual preferred issues. You cannot invest directly in an index.

The International Realty Fund invests in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.

The S&P Developed BMI Property Ex-US TR (USD) is an unmanaged index constructed to include all developed market property companies with an available market capitalization of at least US $100 million and derive more than 60% of their revenue from property-related activities.  You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings per share is calculated by taking the total earnings divided by the number of shares outstanding.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Beta measures the volatility of the fund, as compared to that of the overall market.  The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Gross Domestic Product is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis.  It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

The Grubb & Ellis AGA Realty Income Fund, the Grubb & Ellis AGA U.S. Realty Fund and the Grubb & Ellis AGA International Realty Fund are distributed by Quasar Distributors, LLC.

GRUBB & ELLIS AGA FUNDS
Expense Example
(Unaudited)

As a shareholder of the Grubb & Ellis AGA Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/08 - 5/31/09), except for the Grubb & Ellis AGA U.S. Realty Fund and Grubb & Ellis International Realty Fund which are based on the period (1/1/09 - 5/31/09).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You will pay an initial sales charge of 5.00% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund’s within ninety days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GRUBB & ELLIS AGA FUNDS
Expense Example (Continued)

	Grubb & Ellis AGA Realty Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/08	5/31/09	12/1/08 – 5/31/09*
Actual	$1,000.00	$1,309.70	$8.52
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.55	$7.44

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

	Grubb & Ellis AGA U.S. Realty Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/09	5/31/09	1/1/09 – 5/31/09*
Actual	$1,000.00	$1,076.00	$8.59
Hypothetical (5% return
before expenses)	$1,000.00	$1,012.41	$8.33

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 151/365 to reflect the period from January 1, 2009 through May 31, 2009.

	Grubb & Ellis AGA International Realty Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/09	5/31/09	1/1/09 – 5/31/09*
Actual	$1,000.00	$1,539.00	$10.50
Hypothetical (5% return
before expenses)	$1,000.00	$1,012.41	$8.33

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 151/365 to reflect the period from January 1, 2009 through May 31, 2009.

GRUBB & ELLIS AGA REALTY INCOME FUND
Investment Highlights

The investment objective of the Fund is current income through investment in real estate securities. Long-term capital appreciation is a secondary investment objective of the Fund. The Fund’s allocation of portfolio holdings as of May 31, 2009 is shown below.

Components of Portfolio Holdings
% of Investments

Continued

GRUBB & ELLIS AGA REALTY INCOME FUND
Investment Highlights (Continued)

Total Returns as of May 31, 2009

		Since Inception
	Six Months	(7/30/08)
Grubb & Ellis AGA Realty Income Fund
Total returns with sales charge(1)	24.42%	-30.81%
Total returns without sales charge	30.97%	-27.15%
Dow Jones Select Real Estate Securities Index	6.02%	-46.23%
Merrill Lynch Fixed Rate Preferred Index	8.49%	-22.21%
S&P 500 Index	4.05%	-26.70%

(1)	The Fund implemented a sales charge effective March 31, 2009. Total returns with sales charge are calculated based on a 5.00% sales charge paid at inception of the fund on July 30, 2009.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-40-GRUBB (877-404-7822). The Fund imposes a 1.00% redemption fee on shares held less than ninety days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The chart does not reflect any future performance.

Continued

GRUBB & ELLIS AGA REALTY INCOME FUND
Investment Highlights (Continued)

The Dow Jones Select Real Estate Securities Index (formerly the Dow Jones Wilshire Real Estate Securities Index) measures the performance of publicly traded real estate securities.

The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index that includes perpetual preferred issues.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

GRUBB & ELLIS AGA U.S. REALTY FUND
Investment Highlights

The investment objective of the Fund is total return through long term capital appreciation.  The secondary investment objective is current income, including interest and dividends from portfolio securities.  The Fund’s allocation of portfolio holdings as of May 31, 2009 is shown below.

Components of Portfolio Holdings
% of Investments

Continued

GRUBB & ELLIS AGA U.S. REALTY FUND
Investment Highlights (Continued)

Total Returns as of May 31, 2009

		Since Inception
	Three Months	(12/31/08)
Grubb & Ellis AGA U.S. Realty Fund
Total returns with sales charge	28.71%	2.18%
Total returns without sales charge	35.52%	7.60%
Dow Jones Select Real Estate Securities Index	40.77%	-9.81%
S&P 500 Index	25.83%	2.96%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-40-GRUBB (877-404-7822). The Fund imposes a 1.00% redemption fee on shares held less than ninety days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The chart does not reflect any future performance.

Continued

GRUBB & ELLIS AGA U.S. REALTY FUND
Investment Highlights (Continued)

The Dow Jones Select Real Estate Securities Index (formerly the Dow Jones Wilshire Real Estate Securities Index) measures the performance of publicly traded real estate securities.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND
Investment Highlights

The investment objective of the Fund is total return through long term capital appreciation.  The secondary investment objective is current income, including interest and dividends from portfolio securities.  The Fund’s allocation of portfolio holdings as of May 31, 2009 is shown below.

Components of Portfolio Holdings
% of Investments

Continued

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND
Investment Highlights (Continued)

Total Returns as of May 31, 2009

		Since Inception
	Three Months	(12/31/08)
Grubb & Ellis AGA International Realty Fund
Total returns with sales charge	46.71%	46.15%
Total returns without sales charge	54.36%	53.90%
S&P Developed BMI Property (ex U.S.) Index	48.37%	14.26%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-40-GRUBB (877-404-7822). The Fund imposes a 1.00% redemption fee on shares held less than ninety days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The chart does not reflect any future performance.

Continued

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND
Investment Highlights (Continued)

S&P Developed BMI Property (ex U.S.) Index is an unmanaged index constructed to include all developed market property companies with an available market capitalization of at least $100 million and derive more than 60% of their revenue from property-related activities.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

GRUBB & ELLIS AGA REALTY INCOME FUND

Schedule of Investments

May 31, 2009

	Shares	Value
PREFERRED STOCKS 58.23%
Real Estate Investment Trusts 58.23%
Alexandria Real Estate Equities, Inc. Series C, 8.375%	2,700	$56,565
AMB Property Corp. Series L, 6.500%	2,800	43,400
AMB Property Corp. Series P, 6.8500%	1,150	20,895
Apartment Investment & Management Co. Series T, 8.000%	1,950	31,356
Apartment Investment & Management Co. Series U, 7.750%	5,400	85,050
Apartment Investment & Management Co. Series Y, 7.875%	4,700	75,200
Ashford Hospitality Trust, Inc. Series A, 8.550%	7,300	87,892
Associated Estates Realty Corp. Series B2, 8.700%	8,800	146,960
BRE Properties, Inc. Series C, 6.750%	1,700	30,192
BRE Properties, Inc. Series D, 6.750%	1,700	30,005
CapLease, Inc. Series A, 8.125%	800	14,400
CBL & Associates Properties, Inc. Series C, 7.750%	3,300	39,666
CBL & Associates Properties, Inc. Series D, 7.375%	2,000	22,800
Colonial Properties Trust Series D, 8.125%	3,500	61,495
Corporate Office Properties Trust Series J, 7.625%	600	12,090
Digital Realty Trust, Inc. Series A, 8.500%	4,700	99,687
Digital Realty Trust, Inc. Series B, 7.875%	3,100	60,946
Duke Realty Corp. Series K, 6.500%	800	10,616
Duke Realty Corp. Series M, 6.950%	900	12,924
Entertainment Properties Trust Series B, 7.750%	2,600	35,256
Entertainment Properties Trust Series C, 5.750%	2,400	23,952
Entertainment Properties Trust Series D, 7.375%	9,700	114,848
HCP, Inc. Series E, 7.250%	1,400	26,096
HCP, Inc. Series F, 7.100%	900	16,110
Hospitality Properties Trust Series B, 8.875%	2,900	55,129
Hospitality Properties Trust Series C, 7.000%	3,500	50,050
Kilroy Realty Corp. Series E, 7.800%	1,200	20,400
Kilroy Realty Corp. Series F, 7.500%	6,700	113,833
Kimco Realty Corp. Series G, 7.750%	2,500	48,475
LaSalle Hotel Properties Series G, 7.250%	4,700	69,231
Prologis Series F, 6.750%	3,800	58,900
Prologis Series G, 6.750%	1,800	27,900
PS Business Parks, Inc. Series H, 7.000%	2,800	51,940
PS Business Parks, Inc. Series I, 6.875%	4,000	71,400
PS Business Parks, Inc. Series M, 7.200%	600	11,190
PS Business Parks, Inc. Series O, 7.375%	1,700	32,589
Public Storage Series C, 6.600%	700	14,413
Realty Income Corp. Series E, 6.750%	1,300	25,090
Regency Centers Corp. Series D, 7.250%	700	13,405
SL Green Realty Corp. Series C, 7.625%	3,300	52,173
SL Green Realty Corp. Series D, 7.875%	4,400	70,224
Sunstone Hotel Investors, Inc. Series A, 8.000%	9,700	132,890
Taubman Centers, Inc. Series G, 8.000%	3,800	78,394

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA REALTY INCOME FUND

Schedule of Investments (Continued)

May 31, 2009

	Shares	Value
PREFERRED STOCKS 58.23% (Continued)
Real Estate Investment Trusts 58.23% (Continued)
Vornado Realty Trust Series H, 6.750%	1,600	$28,800
Vornado Realty Trust Series I, 6.625%	2,100	37,380
TOTAL PREFERRED STOCKS (Cost $2,035,815)		2,222,207

REAL ESTATE INVESTMENT TRUSTS 5.00%
Associated Estates Realty Corp.	15,100	90,147
Taubman Centers, Inc.	1,310	32,410
UDR, Inc.	5,796	63,756
U-Store-It Trust	1,540	4,635
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $182,205)		190,948

SHORT TERM INVESTMENTS 20.11%
Money Market Funds 20.11%
Fidelity Institutional Government Portfolio	153,500	153,500
Fidelity Institutional Money Market Portfolio	153,500	153,500
First American Government Obligations Fund	153,500	153,500
First American Prime Obligations Fund	153,500	153,500
First American Treasury Obligations Fund	153,500	153,500
TOTAL SHORT TERM INVESTMENTS (Cost $767,500)		767,500

Total Investments (Cost $2,985,520) 83.34%		3,180,655
Other Assets in Excess of Liabilities 16.66%		635,898
TOTAL NET ASSETS 100.00%		$3,816,553

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA U.S. REALTY FUND

Schedule of Investments

May 31, 2009

	Shares	Value
COMMON STOCKS 4.13%
Hotels, Restaurants & Leisure 4.13%
Marriott International, Inc. - Class A	90	$2,102
Starwood Hotels & Resorts Worldwide Inc.	100	2,447
TOTAL COMMON STOCKS (Cost $3,000)		4,549

REAL ESTATE INVESTMENT TRUSTS 91.72%
Acadia Realty Trust	90	1,208
Alexandria Real Estate Equities, Inc.	50	1,795
AMB Property Corp.	130	2,320
American Campus Communities, Inc.	80	1,839
Associated Estates Realty Corp.	140	836
AvalonBay Communities, Inc.	40	2,459
Boston Properties, Inc.	80	3,866
BRE Properties	60	1,499
Colonial Properties Trust	70	545
Corporate Office Properties Trust	80	2,374
Digital Realty Trust, Inc.	70	2,504
Douglas Emmett, Inc.	200	1,860
EastGroup Properties, Inc.	30	1,023
Equity Lifestyle Properties, Inc.	20	785
Equity Residential	220	5,355
Essex Property Trust, Inc.	30	2,043
Federal Realty Investment Trust	90	4,738
First Potomac Realty Trust	80	839
HCP, Inc.	290	6,737
Health Care REIT, Inc.	60	2,055
Highwoods Properties, Inc.	110	2,488
Home Properties, Inc.	40	1,332
Kimco Realty Corp.	170	1,987
Liberty Property Trust	120	2,794
The Macerich Co.	60	1,013
Nationwide Health Properties, Inc.	150	3,986
ProLogis	350	2,972
PS Business Parks, Inc.	20	897
Public Storage, Inc.	110	7,327
Regency Centers Corp.	70	2,494
Simon Property Group, Inc.	194	10,373
SL Green Realty Corp.	40	916
Sunstone Hotel Investors, Inc.	220	1,278
Tanger Factory Outlet Centers	30	971
Taubman Centers, Inc.	70	1,732
UDR, Inc.	230	2,530
Ventas, Inc.	120	3,643

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA U.S. REALTY FUND

Schedule of Investments (Continued)

May 31, 2009

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS 91.72% (Continued)
Vornado Realty Trust	112	$5,226
Washington Real Estate Investment Trust	20	437
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $93,900)		101,076

SHORT TERM INVESTMENTS 27.18%
Money Market Funds 27.18%
Fidelity Institutional Government Portfolio	6,284	6,284
Fidelity Institutional Money Market Portfolio	6,282	6,282
First American Government Obligations Fund	6,494	6,494
First American Prime Obligations Fund	6,309	6,309
First American Treasury Obligations Fund	4,588	4,588
TOTAL SHORT TERM INVESTMENTS (Cost $29,957)		29,957

Total Investments (Cost $126,857) 123.03%		135,582
Liabilities in Excess of Other Assets (23.03)%		(25,382)
TOTAL NET ASSETS 100.00%		$110,200

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Schedule of Investments

May 31, 2009

	Shares	Value
COMMON STOCKS 51.05%
Australia 1.30%
Lend Lease Corp. Ltd.	1,000	$5,534
Bermuda 1.96%
Great Eagle Holdings Ltd.	4,000	8,307
Canada 1.53%
Brookfield Asset Management Inc. (a)	220	3,835
Killam Properties, Inc.	502	2,658
		6,493
Cayman Islands 6.00%
China Resources Land Ltd.	8,000	18,575
Shimao Property Holdings Ltd.	4,000	6,852
		25,427
Germany 1.99%
Deutsche Euroshop AG	280	8,435
Hong Kong 17.88%
Cheung Kong Holdings Ltd.	1,000	12,358
China Overseas Land & Investment Ltd.	6,000	12,647
Henderson Land Development Co. Ltd.	2,000	12,074
Shun Tak Holdings Ltd.	8,000	5,583
Sun Hung Kai Properties Ltd.	2,000	24,896
Wharf Holdings Ltd.	2,000	8,282
		75,840
Japan 18.32%
Daibiru Corp.	500	4,198
Mitsubishi Estate Co. Ltd.	2,000	32,830
Mitsui Fudosan Co. Ltd.	1,000	16,635
Nomura Real Estate Holdings Inc.	500	8,926
NTT Urban Development Corp.	16	15,113
		77,702
Mexico 0.95%
Desarrolladora Homex SA de CV - ADR (a)	150	4,042
United Kingdom 1.12%
Safestore Holdings PLC	4,000	4,736
TOTAL COMMON STOCKS (Cost $144,236)		216,516

REAL ESTATE INVESTMENT TRUSTS 43.09%
Australia 9.31%
CFS Retail Property Trust	5,000	6,607
Dexus Property Group (a)	8,000	4,837
Westfield Group (a)	3,200	28,063
		39,507

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Schedule of Investments (Continued)

May 31, 2009

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS 43.09% (Continued)
Canada 1.34%
Boardwalk Real Estate Investment Trust (a)	150	$4,306
Dundee Real Estate Investment Trust (a)	100	1,379
		5,685
France 7.46%
Klepierre	300	7,581
Unibail-Rodamco SE	150	24,043
		31,624
Germany 2.60%
Alstria Office AG	1,250	11,027
Hong Kong 2.31%
The Link REIT	5,000	9,817
Japan 7.38%
Kenedix Realty Investment Co.	4	10,655
Nomura Real Estate Office Fund Inc.	2	11,818
Orix JREIT, Inc.	2	8,837
		31,310
Netherlands 2.37%
Corio NV	205	10,054
Singapore 7.05%
Ascendas Real Estate Investment Trust	8,000	8,419
CapitaCommercial Trust	4,000	3,130
CapitaMall Trust	4,000	3,683
Fortune Real Estate Investment Trust (a)	9,000	4,214
Parkway Life Real Estate Investment Trust	9,000	5,857
Suntec Real Estate Investment Trust	7,000	4,604
		29,907
United Kingdom 3.27%
Big Yellow Group PLC	800	4,028
Hammerson PLC	1,250	5,889
Land Securities Group PLC	500	3,934
		13,851
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $131,079)		182,782

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Schedule of Investments (Continued)

May 31, 2009

	Shares	Value
SHORT TERM INVESTMENTS 12.55%
Money Market Funds 12.55%
Fidelity Institutional Government Portfolio	14,000	$14,000
Fidelity Institutional Money Market Portfolio	15,632	15,632
First American Government Obligations Fund	7,930	7,930
First American Prime Obligations Fund	15,672	15,672
TOTAL SHORT TERM INVESTMENTS (Cost $53,234)		53,234

Total Investments (Cost $328,549) 106.69%		452,532
Liabilities in Excess of Other Assets (6.69)%		(28,380)
TOTAL NET ASSETS 100.00%		$424,152

Percentages are stated as a percent of net assets.

ADR  American Depositary Receipt
(a)  Non Income Producing

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA FUNDS

Statements of Assets and Liabilities

May 31, 2009

	Realty	U.S.	International
	Income Fund	Realty Fund	Realty Fund

Assets
Investments, at value(1)	$3,180,655	$135,582	$452,532
Foreign currency(2)	—	—	45
Cash	651,229	—	—
Receivable for fund shares sold	741,277	—	—
Dividends and Interest receivables	3,445	411	1,914
Receivable from Adviser	11,737	17,308	25,016
Other assets	5,040	12,474	12,305
Total Assets	4,593,383	165,775	491,812

Liabilities
Payable for investments purchased	728,416	—	—
Payable to affiliates	16,203	16,273	21,564
Payable to custodian	—	8,510	12,777
Accrued distribution fee	1,283	99	218
Accrued expenses and other liabilities	30,929	30,693	33,101
Total Liabilities	776,831	55,575	67,836
Net Assets	$3,816,553	$110,200	$424,152

Net assets consist of:
Paid in capital	3,802,424	102,000	299,498
Accumulated net investment income (loss)	—	804	(278)
Accumulated net realized gain (loss)	(181,006)	(1,329)	917
Net unrealized appreciation on:
Investments	195,135	8,725	123,983
Foreign currency translation	—	—	32
Net Assets	3,816,553	$110,200	424,152

Shares of beneficial interest
outstanding (unlimited shares of
$0.01 par value authorized)	562,241	10,243	27,554
Net asset value and redemption
price per share(3)	$6.79	$10.76	$15.39

(1) Cost of Investments	$2,985,520	$126,857	$328,549
(2) Cost of Foreign Currency	$—	$—	$264
(3) If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA FUNDS

Statements of Operations

For the Period Ended May 31, 2009

	Realty	U.S.	International
	Income Fund(1)	Realty Fund(2)	Realty Fund(2)

Investment Income:
Dividends*	$76,168	$2,157	$3,356
Interest	754	25	47
	76,922	2,182	3,403
Expenses:
Fund administration fees	29,021	14,348	17,714
Audit and tax fees	26,098	26,095	27,595
Fund accounting fees	21,558	10,489	15,954
Federal and state registration fees	19,763	8,641	8,641
Transfer agent fees and expenses	18,502	9,968	9,968
Chief Compliance Officer fees and expenses	7,998	4,673	5,000
Investment advisory fees	7,955	395	871
Legal fees	7,701	3,304	2,457
Custody fees	6,838	2,620	8,697
Reports to shareholders	5,432	3,549	3,549
Trustees’ fees and related expenses	2,254	193	209
Distribution fees	1,989	99	218
Other expenses	1,333	455	455
Total expenses before waiver	156,442	84,829	101,328
Less waivers and reimbursements
by Adviser (Note 4)	(144,669)	(84,039)	(99,585)
Net expenses	11,773	790	1,743

Net Investment Income	65,149	1,392	1,660

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(201,671)	(1,917)	458
Foreign currency translation	—	—	(1,479)
	(201,671)	(1,917)	(1,021)

Net change in unrealized appreciation on:
Investments	195,135	8,725	123,983
Foreign currency translation	—	—	32
	195,135	8,725	124,015
Net gain (loss) on investments and
foreign currency translation	(6,536)	6,808	122,994
Net Increase in Net Assets Resulting
from Operations	$58,613	$8,200	$124,654

* Net of foreign taxes withheld	$—	$—	$336

(1)	The Fund commenced operations on July 30, 2008.
(2)	The Fund commenced operations on December 31, 2008.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA FUNDS

Statements of Changes in Net Assets

For the Period Ended May 31, 2009

	Realty	U.S.	International
	Income Fund(1)	Realty Fund(2)	Realty Fund(2)

Operations:
Net investment income	$65,149	$1,392	$1,660
Net realized loss on investments
and foreign currency translation	(201,671)	(1,917)	(1,021)
Net change in unrealized appreciation on:
Investments	195,135	8,725	123,983
Foreign currency translation	—	—	32
Net increase in net assets
resulting from operations	58,613	8,200	124,654

Dividends and distributions to shareholders:
Net investment income	(59,803)	—	—
Total dividends and distributions	(59,803)	—	—

Fund share transactions:
Shares sold	4,024,358	102,000	301,482
Shares issued to holders in
reinvestment of dividends	44,438	—	—
Shares redeemed*	(251,053)	—	(1,984)
Net increase	3,817,743	102,000	299,498
Net increase in net assets	3,816,553	110,200	424,152

Net Assets:
Beginning of period	—	—	—
End of period**	3,816,553	110,200	424,152

* Net of redemption fees of	$1,237	$—	$—
** Including undistributed net
investment income of	$5,346	$1,392	$1,660

Change in shares outstanding:
Shares sold	598,512	10,243	27,698
Shares issued to holders in
reinvestment of dividends	8,665	—	—
Shares redeemed	(44,936)	—	(144)
Net increase	562,241	10,243	27,554

(1)	The Fund commenced operations on July 30, 2008.
(2)	The Fund commenced operations on December 31, 2008.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA REALTY INCOME FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
May 31, 2009(1)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income(2)	0.41
Net realized and unrealized loss	(3.26)
Total from investment operations	(2.85)

Less distributions paid:
Dividends from net investment income	(0.36)
Total distributions paid	(0.36)
Paid-in capital from redemption fees(3) (Note 2)	—
Net asset value, end of period	$6.79

Total return(4)	(27.15)%

Ratios/supplemental data
Net assets, end of period (000)	$3,817
Ratio of expenses to average net assets
before waiver and reimbursements(5)	19.67%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.48%
Ratio of net investment loss to average net assets
before waiver and reimbursements(5)	(10.00)%
Ratio of net investment income to average net assets
after waiver and reimbursements(5)	8.19%
Portfolio turnover rate(4)	70.7%

(1)	The Fund commenced operations on July 30, 2008.
(2)	Per share net investment income has been calculated based on average shares outstanding during the period.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA U.S. REALTY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
May 31, 2009(1)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income(2)	0.14
Net realized and unrealized gain	0.62
Total from investment operations	0.76
Net asset value, end of period	$10.76

Total return(3)	7.60%

Ratios/supplemental data
Net assets, end of period (000)	$110
Ratio of expenses to average net assets
before waiver and reimbursements(4)	214.80%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	2.00%
Ratio of net investment loss to average net assets
before waiver and reimbursements(4)	(209.28)%
Ratio of net investment income to average net assets
after waiver and reimbursements(4)	3.52%
Portfolio turnover rate(3)	36.5%

(1)	The Fund commenced operations on December 31, 2008.
(2)	Per share net investment income has been calculated based on average shares outstanding during the period.
(3)	Not annualized for periods less than one year.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
May 31, 2009(1)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income(2)	0.10
Net realized and unrealized gain	5.29
Total from investment operations	5.39
Net asset value, end of period	$15.39

Total return(3)	53.90%

Ratios/supplemental data
Net assets, end of period (000)	$424
Ratio of expenses to average net assets
before waiver and reimbursements(4)	116.23%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	2.00%
Ratio of net investment loss to average net assets
before waiver and reimbursements(4)	(112.33)%
Ratio of net investment income to average net assets
after waiver and reimbursements(4)	1.90%
Portfolio turnover rate(3)	5.1%

(1)	The Fund commenced operations on December 31, 2008.
(2)	Per share net investment income has been calculated based on average shares outstanding during the period.
(3)	Not annualized for periods less than one year.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements
May 31, 2009

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Grubb & Ellis AGA Funds (the “Funds”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Realty Income Fund is current income with long-term capital appreciation. The investment objectives of the U.S. Realty and International Realty Funds are total return through long-term capital appreciation and current income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds commenced operations on December 31, 2008 except Grubb & Ellis Realty Income Fund which commenced operations on July 30, 2008. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Grubb & Ellis Alesco Global Advisors, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2009

prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Funds have adopted FAS 157 and performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have a material effect on the Funds’ net asset values.

FAS 157 – Summary of Fair Value at May 31, 2009

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2009

The following is a summary of the inputs used in valuing the Funds’ investments carried at fair value:

		Level 1—	Level 2—	Level 3—
		Quoted prices in	Significant	Significant
		active markets for	other observable	unobservable
Description	Total	identical assets	inputs	inputs
Grubb & Ellis AGA Realty Income Fund
Investments in:
Securities	$3,180,655	$3,180,655	$—	$—
Total	$3,180,655	$3,180,655	$—	$—
Grubb & Ellis AGA U.S. Realty Fund
Investments in:
Securities	$135,582	$135,582	$—	$—
Total	$135,582	$135,582	$—	$—
Grubb & Ellis AGA International Realty Fund
Investments in:
Securities	$452,532	$452,532	$—	$—
Total	$452,532	$452,532	$—	$—

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The Funds did not invest in any derivative instruments during the fiscal period ended May 31, 2009.

(b)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long-or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2009

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 1.00% redemption fee on shares held less than ninety days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation. During the period the Funds retained the following fees:

Grubb & Ellis AGA Realty Income Fund	$1,237
Grubb & Ellis AGA U.S. Realty Fund	—
Grubb & Ellis AGA International Realty Fund	—

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions based on the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(h)	New Accounting Pronouncements

In April 2009, FASB Staff Position 157-4, “Determining Fair Value when the Volume and Level of Activity” for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are not Orderly, was issued and is effective for periods ending after June 15, 2009.  FASB Staff Position 157-4 is intended to provide additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased.  This FASB Staff Position also provides guidance on identifying circumstances that

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2009

indicate a transaction is not orderly. At this point, management is evaluating the implications of FASB Staff Position 157-4 and the impact, if any, on the Funds’ financial statements.

(3)	Federal Tax Matters

Distributions paid to shareholders for the period ended May 31, 2009 were as follows:

	Ordinary	Distribution
	Income	in Excess
Realty Income Fund	$44,484	$15,319
U.S. Realty Fund	$—	$—
International Realty Fund	$—	$—

As of May 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	Realty	U.S. Realty	International
	Income Fund	Fund	Realty Fund
Cost basis of investments for
federal income tax purposes	$2,996,795	$127,373	$362,940
Gross tax unrealized appreciation	$262,247	$11,471	$89,647
Gross tax unrealized depreciation	(78,387)	(3,262)	(23)
Net tax unrealized
appreciation (depreciation)	$183,860	$8,209	$89,624
Undistributed ordinary income	$—	$804	$36,051
Undistributed long-term capital gain	—	—	917
Total distributable earnings	$—	$804	$36,968
Other accumulated gain/(loss)	(169,731)	(813)	(1,938)
Total accumulated earnings/(loss)	$14,129	$8,200	$124,654

The difference between book-basis and tax-basis cost of investments is attributable primarily to the tax deferral losses on wash sales and PFIC mark-to-market adjustments.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Realty	U.S. Realty	International
	Income Fund	Fund	Realty Fund
Undistributed Net
Investment Income (Loss)	$(5,346)	$(588)	$(1,938)
Accumulated Net Realized Gain (Loss)	$20,665	$588	$1,938
Paid-in Capital	$(15,319)	$—	$—

At May 31, 2009, the Realty Income Fund had accumulated net realized capital loss carryovers of 14,013 which will expire on May 31, 2017.  To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2009

At May 31, 2009, the Funds deferred, on a tax basis:

	Post-October	Post-October
	Loss	Currency Loss
Realty Income Fund	(155,718)	—
U.S. Realty Fund	(813)	—
International Realty Fund	—	(1,938)

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that its income is exempt from tax) will be sustained upon examination. The Funds adopted FIN 48 in fiscal 2009. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of May 31, 2009. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2009. At May 31, 2009, the fiscal year 2009 remains open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00%, of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses for an indefinite period at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Funds’ operating expenses do not exceed 1.48%, 2.00% and 2.00% for the Realty Income Fund, U.S. Realty Fund and International Realty Fund (the “Expense Limitation Cap”) of the Fund’s average daily net assets, respectively. For the period ended May 31, 2009, expenses of $144,669, $84,039 and $99,585 incurred by the Funds were waived by the Adviser for Realty Income Fund, U.S. Realty Fund and International Realty Fund, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund Shares.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2009

During the period ended May 31, 2009, the Funds accrued expenses, pursuant to the 12b-1 Plan as follows:

Realty Income Fund	$1,989
U.S. Realty Fund	99
International Realty Fund	218

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the period ended May 31, 2009 summarized below.  There were no purchases or sales of U.S. Government Securities for the Funds.

	Realty	U.S.	International
	Income Fund	Realty Fund	Realty Fund
Purchases	$3,126,466	$126,222	$283,414
Sales	$699,746	$27,141	$9,007

GRUBB & ELLIS AGA FUNDS
Report of Independent Registered Public Accounting Firm

To the Shareholders of Grubb & Ellis AGA Realty Income Fund,
Grubb & Ellis AGA International Realty Fund,
Grubb & Ellis AGA U.S. Realty Fund,
and Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities of Grubb & Ellis AGA Realty Income Fund, Grubb & Ellis AGA International Realty Fund, and Grubb & Ellis AGA U.S. Realty Fund (the “Funds”), each a part of the diversified series constituting Trust for Professional Managers, including the schedules of investments, as of May 31, 2009, and the related statements of operations and, changes in net assets and the financial highlights for the periods presented for Grubb & Ellis AGA Realty Income Fund, Grubb & Ellis AGA International Realty Fund, and Grubb & Ellis AGA U.S. Realty Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned  as well as open trades as of May 31, 2009, by correspondence with the custodian. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of May 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods presented for Grubb & Ellis AGA Realty Income Fund, Grubb & Ellis AGA International Realty Fund, and Grubb & Ellis AGA U.S. Realty Fund, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

July 29, 2009

GRUBB & ELLIS AGA REALTY INCOME FUND
Basis for Trustees’ Approval of Amended Investment
Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on July 21, 2008 to consider the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Grubb & Ellis AGA Realty Income Fund (the “Realty Income Fund”), a series of the Trust, and Grubb & Ellis Alesco Global Advisors, LLC, the Fund’s investment advisor (the “Advisor”).  A discussion regarding the basis for the Trustees’ approval of the Agreement is included in the Realty Income Fund’s semi-annual report to shareholders dated November 30, 2008.  On November 4, 2008, the Trustees met to consider the approval of an amendment to the Agreement (the “Amended Agreement”) to include the Grubb & Ellis AGA U.S. Realty Fund (the “U.S. Realty Fund”) and the Grubb & Ellis AGA International Realty Fund (the “International Realty Fund,” and together with the U.S. Realty Fund, the “Funds”).  In advance of the meeting held on November 4, 2008, the Trustees requested and received materials to assist them in considering the approval of the Amended Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Amended Agreement and detailed comparative information relating to the advisory fees and other expenses of the Funds.  The Trustees noted that, at the meeting held on July 21, 2008, they had reviewed and discussed a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations with respect to the consideration and approval of investment advisory agreements and the factors they should assess in that regard.  In addition, at the meeting held on July 21, 2008, the Trustees reviewed due diligence materials relating to the Advisor (including a due diligence questionnaire completed by the Advisor, Form ADV, financial statements, written compliance program and Code of Ethics) and other pertinent information, which due diligence materials remained accurate and applicable on November 4, 2008.

Messrs. Jay P. Leupp and Joseph G. Welsh, the Advisor’s Managing Principal/Senior Portfolio Manager and Chief Financial Officer/Chief Compliance Officer, respectively, attended the meeting of the Trustees held on September 10, 2008, and discussed information concerning the Funds’ investment objectives and strategies, the Advisor’s experience in managing accounts with similar investment strategies to those of the Funds and provided information concerning the Advisor’s background, operations and staff, including bibliographic information of key personnel.  Messrs. Leupp and Welsh also provided information concerning the Advisor’s distribution strategy with respect to the Funds.

In considering approval of the Amended Agreement, the Trustees also reviewed the Trust’s post effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Funds.  Based on their evaluation of information provided by the Advisor, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Amended Agreement for an initial term ending two years following the Funds’ commencement of operations pursuant to an effective registration statement.

GRUBB & ELLIS AGA REALTY INCOME FUND
Basis for Trustees’ Approval of Amended Investment
Advisory Agreement (Continued)

DISCUSSION OF FACTORS CONSIDERED

In considering the Amended Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS.

The Trustees considered the nature, extent and quality of services to be provided by the Advisor to the Funds.  The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Mr. Leupp and other key personnel at the Advisor, including Mr. Welsh, involved in the day-to-day activities of the Funds.  The Trustees reviewed the structure of the Advisor’s compliance procedures and the information provided by the Advisor in response to the TPM Due Diligence Questionnaire as well as other information provided by the Advisor and forwarded to the Trustees.  The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Advisor.  The Trustees also considered information presented by Messrs. Leupp and Welsh at the Trustees’ meeting held September 10, 2008 regarding the hallmarks of the Advisor’s investment approach and its investment process.  The Trustees, in consultation with their independent counsel, reviewed the Advisor’s Policies and Procedures and compliance program and were assured that it was fully compliant with Rule 206(4)-7(a) promulgated under the Investment Advisors Act of 1940, as amended.  The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties in respect of the Funds under the Amended Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE ADVISOR.

In assessing the portfolio management services to be provided by the Advisor, the Trustees noted Mr. Leupp’s presentation to them on September 10, 2008, during which Mr. Leupp provided information concerning the history of the Advisor and its acquisition by Grubb & Ellis and his investment management experience, including his history as an investment manager managing a mutual fund with an investment objective and strategies similar to that of the Funds.  The Trustees also reviewed the qualifications, background and experience of the staff of the Advisor, including Messrs. Leupp, Welsh and David A. Benz, who would serve as a portfolio manager of the Funds, as presented at the September 10, 2008 meeting and set forth in the Advisor’s Form ADV and the Funds’ prospectus and statement of additional information.  After considering all of the information, the Trustees concluded that the Funds and its shareholders were likely to benefit from the Advisor’s management.

3.COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISOR.

The Trustees considered the cost of services and the structure of the Advisor’s fees.  The Trustees considered the cost structure of the Funds relative to their peer groups based on

GRUBB & ELLIS AGA REALTY INCOME FUND
Basis for Trustees’ Approval of Amended Investment
Advisory Agreement (Continued)

the Lipper fee analysis provided to the Trustees as well as the proposed expense waivers and reimbursements of the Advisor.  The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Amended Agreement and the proposed expense subsidization undertaken by the Advisor.

The Trustees noted that the U.S. Realty Fund’s contractual management fee of 1.00% was higher than the industry average of .775% for similar funds, but was reasonable when the proposed expense waivers and reimbursements of the Advisor were applied to the U.S. Realty Fund’s overall expenses.  The U.S. Realty Fund’s projected total expense ratio of 2.00% fell within the third quartile of its peer group of real estate funds and higher than the industry average of 1.628%.  The Trustees noted that the U.S. Realty Fund’s total expenses would be capped at 2.00%.  The Trustees concluded that the U.S. Realty Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative expense and advisory fee information and the investment management services to be provided by the Advisor.  The Trustees noted that the International Realty Fund’s contractual management fee of 1.00% was higher than the industry average of .778% for similar funds, but was reasonable when the proposed expense waivers and reimbursements of the Advisor were applied to the International Realty Fund’s overall expenses.  The International Realty Fund’s projected total expense ratio of 2.00% fell within the third quartile of its peer group of global real estate funds and higher than the industry average of 1.666%.  The Trustees noted that the International Realty Fund’s total expenses would be capped at 2.00%.  The Trustees concluded that the International Realty Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative expense and advisory fee information and the investment management services to be provided by the Advisor.  The Trustees further concluded that the Advisor’s profit from sponsoring the Funds would not be excessive and would enable the Advisor to maintain adequate profit levels to support its provision of advisory services to the Funds.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW.

The Trustees reviewed the structure of the Advisor’s advisory fees and discussed potential economies of scale (and if such economies are realized, how they would be shared with the Funds’ shareholders).  The Trustees concluded that the potential economies of scale that the Funds might realize would be achievable under the structure of the Advisor’s advisory fees and the Funds’ expenses.  The Trustees reviewed all proposed expense waivers and reimbursements by the Advisor with respect to the Funds.  With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Funds were acceptable.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS.

The Trustees considered the direct and indirect benefits that could be received by the Advisor from its association with the Funds.  The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or the ability to attract additional investments from investors, appear to be reasonable, and in many cases may benefit the Funds.

GRUBB & ELLIS AGA REALTY INCOME FUND
Basis for Trustees’ Approval of Amended Investment
Advisory Agreement (Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the Amended Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Funds’ surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Amended Agreement with the Funds as being in the best interests of the Funds and its shareholders.

GRUBB & ELLIS AGA FUNDS
Additional Information
(Unaudited)

Tax Information

The Realty Income Fund designates 15.15% of its ordinary income distribution for the year ended May 31, 2009, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2009, 14.10% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders for the Realty Income Fund.

Indemnifications

Under the Funds’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-40-GRUBB (877-404-7822).

Independent Trustees

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position(s)	Office and	Occupation(s)	Complex(1)	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and	3	Independent
615 E. Michigan St.		Term; Since	Chair of		Trustee, USA
Milwaukee, WI 53202		August 22,	Accounting,		MUTUALS
Age: 54		2001	Marquette		(an open-end
			University		investment
			(2004–present);		company with
			Associate Professor		two portfolios).
of Accounting,
Marquette University
(1996–2004).

GRUBB & ELLIS AGA FUNDS
Additional Information (Continued)
(Unaudited)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position(s)	Office and	Occupation(s)	Complex(1)	Directorships
Name	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Gary A. Drska	Trustee	Indefinite	Captain, Midwest	3	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 52		2001	(1985–present);		(an open-end
			Director, Flight		investment
			Standards &		company with
			Training		two portfolios).
(1990–1999).
Interested Trustees and Officers
Joseph C. Neuberger(2)	Chairperson,	Indefinite	Executive Vice	3	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 47	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Fund Administration	N/A	N/A
615 E. Michigan St.	President,	Term; Since	and Compliance,
Milwaukee, WI 53202	Treasurer	January 11,	U.S. Bancorp Fund
Age: 51	and	2008	Services, LLC
	Principal		(2004–present);
	Accounting		UMB Investment
	Officer		Services Group
(2000–2004).

GRUBB & ELLIS AGA FUNDS
Additional Information (Continued)
(Unaudited)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position(s)	Office and	Occupation(s)	Complex(1)	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Kristin M. Cuene	Chief	Indefinite	Attorney,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Compliance
Milwaukee, WI 53202	Officer	January 23,	Officer, U.S.
Age: 40+		2009	Bancorp Fund
Services, LLC
(2008–present);
Attorney,
Investment
Management,
Quarles & Brady, LLP
(2007–2008);
Student, University
of Pennsylvania
(2004–2007).

Rachel A. Spearo	Secretary	Indefinite	Counsel, U.S.	N/A	N/A
615 E. Michigan St.		Term; Since	Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 29		2005	(2004–present).

(1)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

(2)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Grubb & Ellis AGA Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-40-GRUBB (877-404-7822). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ initial proxy voting record for the period ended June 30, 2009, will be available without charge, upon request, by calling, toll free, 1-877-40-GRUBB (877-404-7822), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

GRUBB & ELLIS AGA FUNDS

Investment Adviser	Grubb & Ellis Alesco Global Advisors, LLC
400 S. El Camino Real
Suite 1250
San Mateo, California 94402

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 N. River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services for the first fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the first fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 5/31/2009
Audit Fees	$66,000
Audit-Related Fees	$0
Tax Fees	$13,800
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 5/31/2009
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the first fiscal year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2009
Registrant	0
Registrant’s Investment Adviser	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Trust for Professional Managers

By (Signature and Title)   /s/ Joseph Neuberger
Joseph Neuberger, President

Date  September 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Joseph Neuberger
Joseph Neuberger, President

Date  September 17, 2009

By (Signature and Title)   /s/ John Buckel
John Buckel, Treasurer

Date  September 17, 2009